Exhibit 99.1

 N a r e i t R E I Tw o r l d 2 0 2 1 A n n u a l C o n f e r e n c eJ u n e 8 - 1 0 , 2 0 2 1

 Seritage Growth Properties | Forward Looking Statements  This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: our historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; the litigation filed against us and other defendants in the Sears Holdings adversarial proceeding pending in bankruptcy court; competition in the real estate and retail industries; risks relating to our recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; failure to achieve expected occupancy and/or rent levels within the projected time frame or at all; the impact of ongoing negative operating cash flow on our ability to fund operations and ongoing development; our ability to access or obtain sufficient sources of financing to fund our liquidity needs; our relatively limited history as an operating company; and the impact of the COVID-19 pandemic on the business of our tenants and our business, income, cash flow, results of operations, financial condition, liquidity, prospects, ability to service our debt obligations and our ability to pay dividends and other distributions to our shareholders. For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in our filings with the Securities and Exchange Commission, including the risk factors relating to Sears Holdings. While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially. We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.  SERITAGE GROWTH PROPERTIES | Nareit REITworld 2021 Annual Conference | June 2021

 W H O I S S E R I T A G E ?  SERITAGE GROWTH PROPERTIES | Nareit REITworld 2021 Annual Conference | June 2021

WHO IS SERITAGE?

July 2015	Seritage Growth Properties commences operations following a rights offering to the shareholders of Sears Holdings Corporation to fund the acquisition of 235 wholly-owned properties and 31 joint venture properties.
January 2016	The Company announces it is commencing its first five redevelopment projects.
December 2017	The Company raises $70mm in a preferred stock offering.
July 2018	The Company refinances its acquisition financing with a $1.6 billion term loan with Berkshire Hathaway.
October 2018	Sears declares bankruptcy.
December 2020	The Company receives termination notices for the last of the Sears leases, effective March 2021.
February 2021	The Company announces it has appointed Andrea Olshan as Chief Executive Officer and President.
March 2021	New leadership undertakes an asset-by-asset analysis and company review.
April 2021	The Company announces organizational restructuring and management changes.
May 2021	The Company reorganizes the portfolio into six portfolios by end use.
Today	Streamlined SRG team now focusing on activating entire portfolio based upon actionable business plans utilizing strategic partnerships and seeking accretive capital sources to unlock value. (1)

(1) The Company is required to obtain approval from its lender for asset sales and partnerships and there can be no assurances if and when such approvals may be provided.

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WHO IS SERITAGE?

Seritage Growth Properties was formed to unlock the underlying value of a high-quality, national portfolio acquired from Sears Holdings Corporation in 2015. Our mission is to maximize value for shareholders by repositioning the Company's portfolio through leasing, redevelopment, formation of strategic partnerships and other bespoke solutions.

25.9	41	2,300
million square feet	states + Puerto Rico	acres of land


Memphis, TN
ULTA
rack
hopdoddy
River & Woods

We have the land and the vision to create significant long-term value.

Data as of March 31, 2021.

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WHO IS SERITAGE?

Six Distinct Business Plans


Grocery-anchored
Multi-tenant retail – strip center & premier
Office / life sciences
Residential – Build-for-rent & multi-family
Pipeline / disposition pool
NNN single-tenant

Portfolio Highlights

1. Redeveloped assets command attractive capitalization rates and favorable financing terms
2. Modernized buildings and layouts - stabilized sites renovated within past six years
3. Many REA agreements have expired and, where active, track record of obtaining necessary consents
4. Average of 13 acres per property → densification opportunities
5. Successful track record of entitling properties for non-retail uses

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 T H E P O R T F O L I O  SERITAGE GROWTH PROPERTIES | Nareit REITworld 2021 Annual Conference | June 2021  Anchorage, AK  Victor, NY

OUR RETAIL PORTFOLIO

Modernized retail portfolio built for today's needs and leased to stable tenants

$93.4M
In-place annual base rent

$34.8M
Signed-not-open annual base rent

8 years
Weighted-average lease term

97%
Q1 2021 cash collections

<6 years
Age of stabilized retail portfolio


North Riverside, IL
ALDI


Rehoboth Beach, DE


Springfield, IL
Burlington

$16.11
In-place annual base rent per square foot

7.4M
Leased gross leasable area

0
Enclosed malls

660K
Average population density (1)

$90.0K
Average household income (1)

Data as of March 31, 2021
(1) Average population density and average household income for entire portfolio. Source: Scan/US (10-mile radius)

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OUR RETAIL PORTFOLIO

Portfolio Metrics as of June 1, 2021


Anchorage, AK

Grocery-anchored

- 10-15 sites in portfolio, inclusive of near-term opportunities
- Average grocery store 25,000-45,000 SF
- Typical development timeline 12-24 months

MULTI-TENANT RETAIL


North Miami, FL
ROSS

Multi-tenant retail - strip centers

- 50-55 sites in portfolio
- Approximately 60% of projected NOI in-place or signed
- Typical development timeline 12-24 months


La Jolla, CA
PEACHY'S

Multi-tenant retail - premiers

- 3 sites in portfolio
- Average rents > $100 per square foot
- Typical development timeline 24-36 months


Dayton, OH

NNN single-tenant

- 45-50 sites in portfolio
- Primarily outparcels
- Average lease term > 10 years

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GROCERY-ANCHORED RETAIL

MULTI-TENANT RETAIL LOCATIONS ANCHORED BY GROCERY STORES

| Targeting long-term, NNN lease structures

| Opportunistically pairing grocery stores and complimentary daily needs retail with residential projects to provide natural, durable customer base

| Stabilized sites already well suited to accommodate habits that will remain relevant post pandemic, such as pick-up and delivery services

Signed Grocery Tenants


Safeway 17%
Whole Foods 19%
Aldi 22%
Other 42%

$17.84

Signed annual base rent PSF

>10 years

Lease term


BEFORE
Kmart


ALDI
ALDI

Hialeah, FL

Data as of March 31, 2021

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 MULTI-TENANT RETAIL LOCATIONS WITH DAILY NEEDS/VALUE RETAIL  l Newly renovated shopping centers with relevant mix of tenants with latest technologies and conveniences  l Targeting NNN lease structures with greater than 10- years term at inception  l Large land parcels – 13 acres on average – a single site can be parcelized into several distinct properties to maximize value. Note: grocery-anchored assets and outparcels are now reported separately  M U L T I - T E N A N T R E T A I L  - S T R I P C E N T E RTop Tenants by ABR ($MM)  St. Petersburg, FL  SERITAGE GROWTH PROPERTIES | Nareit REITworld 2021 Annual Conference | June 2021    B E F O R E            $2.8  $3.2  $5.7  $7.2  $8.4  $12.5  $0.0  $5.0  $10.0  $15.0  PrimarkAMC  Cinemark      $4.9  Ross Dress For Less      $4.9  At Home      $4.8          Nordstrom Rack      $4.6  Dick's Sporting Goods Dave & Buster'sRound One EntertainmentBurlington Stores  P.8  Data as of March 31, 2021

MULTI-TENANT RETAIL - PREMIER

LARGE-SCALE RETAIL, DINING AND EXPERIENTIAL LOCATIONS

- Unique, one-of-a-kind destinations at our properties in Boca Raton, FL, Aventura, FL and La Jolla, CA located in proven, national markets.
- Base rents for signed leases at Boca Raton, FL, Aventura, FL and La Jolla, CA are:

	Low	Median	High
Boca Raton, FL	N/A	N/A	N/A
Aventura, FL	$ 55.90	$ 100.00	$ 125.00
La Jolla, CA	$ 50.00	$ 78.51	$ 119.68

Aventura, FL


Aventura, FL
OLIVE
OLIVE

24M
Annual visitors in South Florida

$8.4B
Total Miami international overnight spending

$17.9B
Total Miami visitor expenditures

53%
Of visitor spending is on shopping, meals & entertainment

$1,002
Average expenditure per overnight visitor per trip

32%
Households with income $100K+

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Source: Greater Miami Convention & Visitors Bureau, 2019 Visitor Industry Overview

NNN SINGLE-TENANT

OUTPARCELS PRIMARILY LOCATED ADJACENT TO OTHER USES SUCH AS MULTI-TENANT OR RESIDENTIAL

- Opportunities to create outparcels on periphery of large land parcels
- Primarily NNN retail with attractive cap rates and established brands
- Low development risk – landlord work is typically limited to preparation of pad with substantially all building construction work performed by tenant
- Targeting NNN leases with greater than 10-years term at inception

100-150

Additional pad opportunities within the portfolio

6.5%-7.5%

Average capitalization rates (1)


Orlando, FL
LONGHORN
STEAKHOUSE


Dayton, OH
OUTBACK

(1) Average capitalization rates based upon comparable market data.

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OFFICE/ LIFE SCIENCES

OFFICE, BIOTECHNOLOGY OFFICE & LABORATORY SPACE

- Six build-to-suit office properties under development or pre-development, including two large-scale life science opportunities
- Seritage owns strategically-located assets in the heart of life sciences clusters in southern San Francisco (San Bruno) and San Diego (La Jolla)

SAN DIEGO, CA MARKET DATA

AVERAGE LIFE SCIENCE TAKING RENT RANGE

$44 - $58 / SF NNN

LIFE SCIENCE VACANCY

7.1% (existing product)

13.4% (incl. transitional new developments)

NIH FUNDING 2019

$1,013,129,963

AVERAGE 1Q20 OFFICE TAKING RENT

$36.36 / SF

AVERAGE 1Q20 OFFICE VACANCY

11.9%

SAN FRANCISCO, CA MARKET DATA

ESTIMATED LIFE SCIENCE TAKING RENT RANGE

$66.00 - $71.40 / SF NNN

LIFE SCIENCE VACANCY

< 5% (all markets)

NIH FUNDING 2019

$2,127,130,807

AVERAGE 1Q20 OFFICE TAKING RENT

$70.76 / SF

AVERAGE 1Q20 OFFICE VACANCY

4.0%


NATIONAL LIFE SCIENCES VC FUNDING
Billions
$25
$20
$15
$10
$5
$0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Biotechnology
Pharma/Drug Development
Other Healthcare

Source: Newmark Knight Frank, 2020 Life Sciences: National Overview and Top Market Clusters

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RESIDENTIAL

RESIDENTIAL OPPORTUNITIES ACROSS THE SPECTRUM OF DENSITIES AND PRICE POINTS

- From mid-rise podium product to a build-for-rent portfolio which consists of self-parked, garden-style apartments in moderate-rent markets
- Market capitalization rates range from 4.5% to 5.5% and stabilized properties can achieve permanent financing terms at sub-4% rates up to 70% LTV, non-recourse (1)



Geographic Diversity by Project Count
30%
20%
10%
0%
AZ
CA
CO
FL
IL
MD
MN
NY
OH
TX
VA
WA

15-20

Build-for-rent opportunities

10-15

Multi-family opportunities

Total Project Costs exceed $750M



Redmond, WA



Redmond, WA

(1) Market capitalization rates and permanent financing terms based upon comparable market data.

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 F I N A N C I A L  I N F O R M A T I O N  SERITAGE GROWTH PROPERTIES | Nareit REITworld 2021 Annual Conference | June 2021  West Hartford, CT

CAPITALIZATION SUMMARY & LIQUIDITY PROFILE

Capitalization Summary as of March 31, 2021

	Capacity		Amount Outstanding	Weighted Average Interest Rate	Weighted Average Maturity
Mortagages	N/A	$	3,980	5.00%	October 2021
Construction loans	$ 9,300	$	7,388	3.11%	September 2021
Term loan (2)	$ 2,000,000	$	1,600,000	7.00%	July 2023
Total debt	$ 2,009,300	$	1,611,368	6.98%	
(+) Series A preferred equity		$	70,000	7.00%	December 2022 (3)
(+) Common equity and OP units (@$18.40 a share as of June 4, 2021)		$	1,029,130		
Total market capitalization		**$**	**2,710,498**		
(-) Cash & cash equivalents		$	(144,466)		
Total enterprise value		**$**	**2,566,032**		

Liquidity as of March 31, 2021[1]

Cash & cash equivalents	$	144,466
Construction loan capacity	$	1,912
Total liquidity	$	146,378

+ DISPOSITION PROCEEDS
+ ADDITIONAL CONSTRUCTION FINANCING
+ JOINT VENTURE PARTNER FUNDINGS
+ CAPITAL MARKETS ACTIVITY

TOTAL SOURCES OF LIQUIDITY

58%

Debt to Book Value

- Charting path to refinancing term loan with Berkshire Hathaway in 2023
- Amended loan in May 2020 to provide flexibility to defer interest payments under certain circumstances
  - To date, have not deferred interest, nor are we expecting to under current business plan
- Market rate for stabilized portfolio and 50-60% loan-to-value ranges from 4.0% to 5.0%

(1) The Company is required to obtain approval from its lender for asset sales and partnerships and there can be no assurances if and when such approvals may be provided.
(2) The Company does not expect to access the additional capacity on the term loan through the maturity date.
(3) Series A preferred equity is callable at the Company's option in December 2022.

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 L I Q U I D I T Y  SERITAGE GROWTH PROPERTIES | Nareit REITworld 2021 Annual Conference | June 2021  THE COMPANY INTENDS TO CULL THE PORTFOLIO DOWN TO ~120-130 MORE ACCRETIVE LOCATIONS  Capital Recycling Program  | Since 2017, the Company has recycled over $1 billion in capital ASSET DISPOSITION PROFILE                      $-  $308  $231  $144  $408  $47  $-  $50  $100  $150  $200  $250  $300  $350  $400  $450  2016  2017  2018  2019  2020  2021  GROSS CASH PROCEEDS ($MM)          Development project is not accretive or is less accretive than disposition  Asset is mispriced in market, and proceeds can be used to recycle into higher yielding assets  Smaller market asset which won’t “move the needle” in enterprise value creation  Market has limited growth prospects or unfavorable demographic trends are emerging  Significant execution risk exists, including around entitlements, REA consents, or market trends    l Term loan lender, Berkshire Hathaway, has full approval over all sales and joint ventures  l Berkshire Hathaway reaffirmed support for sales program in May 2020 modification  P.15    Data as of March 31, 2021

LIQUIDITY CONTINUED…

- Seritage believes strategic joint ventures are an important tool in our value creation story, allowing us to leverage best in class execution expertise and historical levels of capital available for investment.

Why do joint ventures make sense for Seritage?

1. Provides a meaningful source of capital for large-scale, multi-year projects
2. Allows for partnership with strategic development partners, synergistic value creation and quicker execution timelines
3. Reduces Seritage cash equity requirements through imputed pro-rata land value contributed to joint venture
4. Potentially generates increased returns on project through promotes and fees

Illustrative Large-scale Development Joint Venture

(dollar amounts in millions)

		Wholly-owned
Stabilized NOI	$	55.0
Land value	$	175.0
Development costs		755.0
Total costs	$	930.0
Return on cost		**5.91%**
Stabilized capitalization rate (1)		5.50%
Stabilized value	**$**	**1,000**
Value creation	**$**	**70**
% increase in value over cost		**7.5%**

Construction debt (60% of costs)	$	453.0
Cash equity funding required	$	302.0

		50/50 Joint Venture
SRG cost (land value + cash equity (2))	$	238.5
Return on cost		11.5%
Stabilized value (@ share)	**$**	**500**
Value creation	**$**	**35**
% increase in value over cost		**14.7%**

(1) Stabilized capitalization rates are illustrative and actual results may differ.
(2) Cash equity is computed as 50% of total costs less construction debt, minus 50% of the land value.

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 L E A D E R S H I P & O R G A N I Z A T I O N A L  San Diego, CA  SERITAGE GROWTH PROPERTIES | Nareit REITworld 2021 Annual Conference | June 2021

MEET THE MANAGEMENT TEAM



Andrea Olshan, Chief Executive Officer and President

- Former CEO of Olshan Properties from 2012 to 2021, now Chair of Board of Directors
- Former board member of Morgans Hotel Group
- Extensive experience investing in, developing and managing retail, residential, office, hospitality and mixed-use properties

AMANDA LOMBARD
Chief Financial Officer

- Promoted from CAO in 2020
- Former CAO of Gramercy Property Trust

MATTHEW FERNAND
Chief Legal Officer

- General Counsel of SRG since inception
- Former partner in Sidley Austin LLP's real estate group

ANDREW GALVIN
Chief Investment Officer

- Promoted from SVP Investments in 2019
- Held investment positions at Centennial Real Estate, Rouse Properties & GGP

MARY ROTTLER
Chief Operating Officer

- Former EVP – Leasing since inception
- Former VP of Real Estate at Wal-Mart Stores, Inc.

- Fully-integrated platform with leasing, development, construction, asset management, investments, accounting, operations and legal services staffed in house
- Experienced team of 53 development, leasing, legal, finance and asset management professionals
- Headquartered in New York City, with employees across the US

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ENVIORNMENTAL, SOCIAL, AND GOVERNANCE

We are committed to environmental, social responsibility and governance practices that we believe benefit our shareholders, our team and our communities.

ENVIRONMENTAL

Our redevelopment projects are focused on reimaging aging and energy inefficient structures into modern, more energy efficient sites that take advantage of alternative energy sources, building management technology and remote monitoring.

- Exploring alternative energy sources, includes usage of solar panels in 50 sites.
- Converted 10 sites to LED lighting. Utilizing LED lighting in future sites.
- Targeted utility usage reduction program. Implemented smart technology to monitor for leaks.
- Adding electric vehicle charging stations at sites.
- Adding cardboard, plastic and metal recycling receptacles at sites.

SOCIAL

We are focused on building projects that complement and are assets to the communities in which they are located. We also support minority owned businesses, and we provide competitive employee benefits.

- Vaccine and testing sites established in parking lots during pandemic.
- Minority-owned business bid participation program. >60% of bids fit criteria.
- Corporate volunteer days with local and national charities

GOVERNANCE

We are focused on maintaining high governance standards and increasing the diversity of our Board and leadership.

- Female-led company
- 50% of management team is diverse.

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500 Fifth Avenue | New York, NY 10110 212-355-7800 | www.seritage.com  SERITAGE GROWTH PROPERTIES | Nareit REITworld 2021 Annual Conference | June 2021